1Q 2023 Investor Presentation

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the Securities and Exchange Commission (the "SEC").

> $20 Billion Asset Regional Bank > Headquartered in Denver - Operations Centered in Dubuque > 11 Distinct Banking Brands with Local Leadership > Consolidated Suite of Products and Services > Commercial & Small Business Focus Across Footprint > Consumer & Wealth Management Adjacent Businesses

HTLF
Strength. Insight. Growth.

HTLF's Transformation
Not the Old Heartland Financial

Where We Were - Heartland Financial

Consortium of 11 Community Banks

- Separate Legal Boards
- Separate Financial Filing Requirements
- One IT System / Separate Bank Instances

Dubuque Headquarters & Operations Center

M&A Centric Growth Strategy

- Completed 2-3 Acquisitions Per Year
- Constant Integration and Assimilation

Inconsistent Legacy Product and Services

Long-Tenured Board Lacked Multiple Diverse Qualities

Current / Future State - HTLF

$20 Billion Asset Regional Bank

- One Legal Board / Local Advisory Boards
- One Bank Charter, One Call Report, One ALCO/Treasury
- Fully Consolidated IT Systems

Denver Headquarters (largest banking market)

- Dubuque is Operations Center

Organic Growth Centric Strategies

- Led by Sales Management and Talent Acquisition (lift outs)
- Targeted Strategic M&A Efforts

Consistent Product and Services Offering

Diverse Board Comprised of Bankers and Subject Matter Experts

Strengthened Credit Process and Talent



Assets ($M)
9,811
20,183
FY 2017
1Q 2023
ROAA (%)
0.84
1.06
FY 2017
1Q 2023
Adj. Efficiency Ratio (%)[1]
65.4
57.2
FY 2017
1Q 2023
NPA's / Assets (%)
0.76
0.33
FY 2017
1Q 2023
CET1 Capital (%)
10.1
11.3
FY 2017
1Q 2023

1. See appendix for reconciliation of non-GAAP financial measures

4

Large Metropolitan Markets (MSAs > 1M pop.) Rank HTLF Market HTLF Market Deposits (M) Denver, CO 1 11 $2,103 Phoenix, AZ 3 10 $1,779 Kansas City, MO-KS 7 21 $1,003 Minneapolis, MN 8 16 $735 Fresno, CA 9 10 $718 5 Note: MSA - Metropolitan Statistical Area Note: MSA deposit data generated from S&P based on the FDIC Summary of Deposits data study as of 6/30/22 Mid-Size Metropolitan Markets (MSAs < 1M pop.) Rank HTLF Market HTLF Market Deposits (M) Dubuque, IA 2 1 $1,855 Rockford, IL 4 1 $1,375 Albuquerque, NM 5 6 $1,313 Lubbock, TX 6 3 $1,213 Madison, WI 10 13 $575 Large Markets Mid-size Markets Attractive & Diverse Geographic Markets Mix of High Growth and Stable Markets

6 Expanding Middle Market Services Continue build out of middle market banking services through talent additions and vertical expertise to enhance our capabilities and support our local bank brands ▪ Healthcare ▪ Professional Business Services ▪ Franchise Finance ▪ Commercial Real Estate ▪ Specialty Manufacturing & Distribution ▪ Non-Profits ▪ Industry Research ▪ Trade Finance ▪ Agriculture Inputs ▪ Production Ag ▪ Beverage ▪ Manufacturer ▪ Logistics ▪ Swaps ▪ Syndications ▪ International Trade Services ▪ Forex Local Divisional Banks Providing Commercial / Small Business / Consumer Solutions Focusing on commercial banker adds/upgrades to growth markets across the footprint California Food & Agribusiness division added during 3Q 2021 Added dedicated Capital Markets specialists over last 12 months

7 New Commercial Relationships B al an ce S he et - M ill io ns N um ber of N ew R elationships $294.9 $328.1 $245.4 $296.0 $210.3 $62.1 $36.6 $48.1 $228.9 $51.1 323 322 353 303 327 Loan balances ($M) Deposit Balances ($M) New Commercial Relationships 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 1,305 New commercial relationships $365M New deposits $1.1B Loans funded Over the past 12 months Note: 4Q22 includes new $130 million depositor Note: New relationship count and loan/deposit balances as of initial quarter of funding. Focus on bringing in higher quality new relationships

Driving organic growth through Strategic Customer Acquisition and Retention in our core banking markets and leveraging our growing commercial expertise 8 Strategic Focus Enhancing our Customer Experience through technology investment, digital adoption and process improvements Ongoing Efficiency Improvements to Operate Effectively in all environments by consolidating charters, rationalizing our physical footprint to focus on our growth markets and leveraging technology Continuing to invest in our culture and Attracting and Retaining Talent enable us to best serve our customers and communities Guiding our growth through Prudent Risk Management and Credit Discipline with a conservative balance sheet and geographic diversification Goal: Driving Long-Term EPS Growth

$0.59 $0.68 $0.80 $0.96 $1.09 $0.30 17% 16% 22% 19% 23% 25% Dividends Payout Ratio 2018 2019 2020 2021 2022 2023 YTD $3.52 $4.14 $3.57 $5.00 $4.79 $1.19 2018 2019 2020 2021 2022 2023 YTD 9 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend.

As of 1Q23 Asset 5Y CAGR 15.0 % Gross Loans 5Y CAGR 11.2 % Deposits 5Y CAGR 15.7% 5Y Average ROATCE, non-GAAP1 15.6 % EPS (TTM) 5Y CAGR 12.8 % Dividend 5Y CAGR 16.1 % Revenue/FTE 5Y CAGR2 9.7% 10 Commitment to Deliver Long Term Growth 5-year Lookback 1. See appendix for reconciliation of non-GAAP financial measures 2. Revenue/FTE is measured based on the quarterly data.

11 Improving Customer Experiences Customer Engagement Process Improvement Data Analytics ▪ Upgraded online functionality ▪ New website design ▪ Commercial customer portal improvements ▪ Real time person-to-person payments ▪ Optimizing client onboarding ▪ Workflow automation ▪ Treasury management efficiency ▪ Connecting customer experience KPIs to business line strategy ▪ Upgraded customer householding ▪ Expanded core integration ▪ Internal consolidation of data teams ▪ Including customer experience results in commercial CRM

HTLF
Strength. Insight. Growth.

Bank Optimization Initiatives

Charter Consolidation Initiative

- Consolidate 11 existing bank charters into HTLF Bank

Citywide Banks
Bank of Blue Valley
Premier Valley Bank
First Bank & Trust
Minnesota Bank & Trust
Rocky Mountain Bank
Arizona Bank & Trust
New Mexico Bank & Trust
Illinois Bank & Trust
Dubuque Bank & Trust
Wisconsin Bank & Trust

- Banks maintain their current brands with local leadership and decision making
- On track to complete by early 4Q2023
- Total projected restructuring costs of $19-20 million - On Track
- Benefits from consolidation expected to reach $20 million annually - On Track

Bank Optimization

- Strategically Addressing Sub-Scale Businesses
  - Sold MSR portfolio 1Q 2023, with a transfer of servicing in 2Q 2023
  - Partnered with 3rd Party to enhance technology capabilities and offering for recordkeeping and admin clients in Retirement Plan Services
- Branch optimization progress
  - 16% reduction in branches since December 2020
  - 2-3 more planned for 2023
  - Square footage reduction

HTLF Branch Count


142
130
119
119
12/31/20
12/31/21
12/31/22
3/31/23

12

13 Focus on Credit Discipline • Chief Credit Officer joined in 2020 from a Regional Bank bringing 25+ years of credit experience • Improved process and procedures • Improving talent throughout credit admin • Consolidated function at HTLF • Cohesive approach in all markets • Focus on improving the credit profile of the new commercial relationships • Actively managing delinquencies which are improving nonperforming trends 30-89 Day Past due to Gross Loans HFI NPAs / Assets 0.27% 0.21% 0.33% 0.23% 0.07% 0.04% 0.10% 2017 2018 2019 2020 2021 2022 1Q 2023 0.76% 0.69% 0.66% 0.53% 0.37% 0.33% 0.33% 2017 2018 2019 2020 2021 2022 1Q 2023

14 Improving Quality of Capital Base • Strong Regulatory Capital Ratios • Growing Common Equity Tier 1 to be dominant form of Total Capital • Focus on growth through Retained Earnings while increasing the dividend • CET1 Ratio pro forma inclusion of AOCI is 7.50%, above well capitalized Most recent issuances: • $100 million of Noncumulative Preferred Stock issued in 2020 • $150 million of fixed to floating sub debt issued August 2021, currently fixed at 2.75% Growing Common Equity Tier 1 Capital Total Risk Based Capital 10.1% 10.7% 10.9% 10.9% 11.5% 11.1% 11.3% 2017 2018 2019 2020 2021 2022 1Q 2023 13.5% 13.7% 13.8% 14.7% 15.9% 14.8% 15.0% 2017 2018 2019 2020 2021 2022 1Q 2023

15 Organic Growth Healthy Returns Strong Customer Deposits Improving Efficiency Organic growth driven by talent additions, build out of middle market banking, and local market expertise Large granular and diversified customer deposit base that supports a healthy net interest margin Charter consolidation and branch optimization paired with leveraging new technology Long term focus on EPS growth and consistently increasing dividends Solid Credit Profile Solid credit metrics a with a well diversified portfolio reduces credit risk Strong Balance Sheet Low loan to deposit ratio with a liquid securities portfolio HTLF Investment Thesis LTM Organic Loan Growth of $1.3B EPS 5Y CAGR = 13% Dividend 5Y CAGR = 16% No Industry >10% Avg Commercial = $122K 1Q23 Adjusted Efficiency Ratio1 = 57.2% NPAs/Assets cut in half while growing the bank 65% L/D ratio $6.1B in AFS securities 1. See appendix for reconciliation of non-GAAP financial measures

Financial Summary 16

NASDAQ: HTLF Fiscal 1Q 2023 Financial Highlights Dollars in millions As of 1Q23 Balance Sheet Total Assets $20,183 Total Loans Held for Investment $11,495 Total Deposits $17,681 Loan / Deposit Ratio 65.0 % Tangible Common Equity 1 $1,119 Total Common Equity $1,719 Capital Total Common Equity / Total Assets 8.52 % Tang. Common Equity / Tang. Assets 1 5.72 % Tier 1 Leverage Ratio 9.25 % CET1 Ratio 11.28 % Tier 1 Capital Ratio 12.02 % Total RBC Ratio 14.98 % QTD Profitability Return on Avg. Assets 1.06 % Return on Avg. Tangible Common Equity 1 20.05 % Net Interest Margin, fully tax-equivalent 1 3.40 % Cost of Interest Bearing Deposits 1.92 % Adjusted Efficiency Ratio FTE 1 57.16 % Asset Quality NPAs / Assets 0.33 % NCOs / Avg. Loans (0.04) % Other Metrics Assets Under Management $4,881 Market Capitalization $1,629 17 Company Overview Greenwich Award Six of our brands named 2022 Customer Experience Leaders in the US Commercial Small Business Banking or US Commercial Middle Market Banking Forbes America's Best Banks 2023 Named for the seventh consecutive year Nilson Report Ranked HTLF among the top U.S. commercial credit cart issuers for the seventh year in a row $1B in Purchase Volume In 2021, HTLF surpassed $1B in purchase volume as a commercial credit card issuer Note: Coalition Greenwich is a division of CRISIL, an S&P Global Company, and is a leading global provider of strategic benchmarking, analytics and insights to the financial services industry. 1. See appendix for reconciliation of non-GAAP financial measures

18 1Q 2023 Highlights Liquidity Strengthened • Fed/FHLB borrowing availability of $2.8 billion • $1.3 billion in securities cashflow over the next 12 months - $240 million in 2Q2023 • Cash + unpledged AFS exceeds $4 billion $1.19 EPS available to common shareholders Key Deposit Trends • total deposits flat - customer deposits down 4% • increased customer deposit security - 65% now either insured or collateralized • 1,000+ large depositors contacted in March • Over 8,000 new consumer accounts opened Clean, Stable Credit Trends • (0.04)% NCO/Avg loans annualized • 0.51% non performing loans to total loans - flat from prior quarter • 0.10% delinquencies to total loans $195M Commercial Loan Growth 8.6% annualized Charter Consolidation Progressing and On Track • 4 remaining banks to be consolidated by early 4Q2023 • cost to complete / cost savings still tracking to plan 57.2% Adjusted Efficiency Ratio fully tax equivalent (non-GAAP)

19 – Proactive outreach to 1,000+ large depositors in March – Increased additional sources of deposit insurance for large depositors – ICS/CDARS: increased by $490 million in the quarter to over $1.3 billion – 65% of customer deposits now either insured or collateralized at quarter end – Increased deposit pricing to address highly competitive environment – 39% customer deposit betas in 1Q 2023 – Cycle to date customer beta is 16% – Retail deposit acquisition campaign - has yielded more than 8,000 new accounts – Increased access and availability to all sources of liquidity – Pledged additional $1.5 billion of securities to the Fed - Fed/FHLB availability at $2.8 billion – Established & pledged collateral to the BTFP program - no usage to date – Fed Funds Lines and Brokered Deposit sources remain open and available – Cash and Unpledged AFS Securities total greater than $4 billion – Fair value mark already in AOCI in Shareholders Equity Proactive Management Strengthening HTLF

Deposit Flows ($B) 20 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits $17.7 $6.2 35% Total Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized In su re d/ C ol la te ra liz ed $2.9 65% $1.3 $1.2 $6.1 $16.7 $17.2 $17.3 $17.5 $17.7 $9.6 $9.9 $9.8 $9.5 $9.2 $6.4 $6.3 $6.1 $5.9 $5.7 $1.1 $1.3 $2.1 $2.8 Commercial Consumer Wholesale 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q2023 • Customer deposits declined 4% Q-o-Q ◦ ~50% came after 3/10 ◦ April deposits stabilizing ◦ Normal 1Q seasonal reduction of ~1% • Over 8,000 new consumer accounts • Well diversified deposit base ◦ Across footprint with no market > 12% ◦ No major industry > than 10% • Attractive customer deposit book ◦ 35% Non Interest Bearing ◦ 81 bps costs of funds ◦ 16% cycle beta / 39% 1Q2023 beta • 65% of deposits insured/collateralized Average Deposit Account Balance Consumer $21,322 Commercial $122,431 Public Funds $1,603,839

Non Interest Bearing 30% Interest Bearing Checking 26% Savings 8% Money Market 14% Time < $100K 3% Time > $100K 3% Wholesale Deposits 3% Brokered CDs 13% Geographic Diversification (by Bank Division)1 Commercial Diversification 2 21 Deposit Diversification No Significant Customer Concentrations Total Deposit Composition Public Admin 10% Health Care 9% Construction 9% Real Estate Rental 8% Non-Profit 7% Finance 7% Education 7% Professional Services 6% Manufacturing 6% Retail Trade 4% Wholesale Trade 3% Other 24% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. 2. No industry in "other" totals more than 3%. TX 11% CO 11% NM 12% IA 7% IL 8% AZ 8% WI 6% KS/MO 6% CA 5% MN 3% MT 3% Other 20% Non Interest Bearing 35% Interest Bearing Checking 31% Savings 10% Money Market 17% Time < $100K 3% Time > $100K 4% Customer Deposit Composition $17.7B $14.8B

1Q2023 Cost of Funds & Betas 22 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 4Q 2022 1Q 2022 4Q 2022 1Q 2023 MARCH 4Q 2022 1Q 2023 Cycle Non Interest Bearing $5,701 $5,120 0.00% 0.00% 0.00 % Interest Bearing $8,904 $8,647 0.69% 1.22% 1.37% 23.7% 57.2% 23.7 % Customer Non-Time $14,605 $13,767 0.41% 0.75% 0.85% 14.2% 36.3% 14.6 % Customer Time $852 $1,071 0.98% 1.66% 1.95% 15.6% 72.9% 30.9 % Customer Deposits $15,457 $14,838 0.44% 0.81% 0.92% 14.1% 38.8% 15.7 % Wholesale Deposits $2,056 $2,843 3.81% 4.68% 5.01% 97.0% 92.2% 96.0 % Total Deposits $17,513 $17,681 0.74% 1.32% 1.52% 23.2% 61.9% 26.5 % Cost of Funds and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 7% 6% 14% 39% 12% 14% 23% 62% 0.05% 0.70% 2.12% 3.80% 4.74% 0.81% 1.32% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit COF Total Deposit COF 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023

HTLF Strength. Insight. Growth.

Highly Liquid Balance Sheet

Strong Liquidity Sources with Access to Significant Funding

3/31 Sources of Liquidity ($M)

Type	Outstandings	Available
Securitized Sources		
FRB Window	$ —	$ 1,604.9
Fed BTFP	—	476.9
FHLB Advances	1.7	679.6
Total Securitized	*1.7*	*2,761.4*
Additional Unsecured Sources		
Federal Funds Purchased	—	247.5
Wholesale / Brokered CDs[1]	2,842.9	1,689.4
Total Unsecured	*2,842.9*	*1,936.9*
Total	**$ 2,844.6**	**$ 4,698.3**
On-Balance		
Cash & Equivalents	$ 362.1	
AFS Securities, unencumbered	3,830.0	
Total On-Balance	*$ 4,192.1*	

Liquidity Metrics

	12/31/2022	3/31/2023
Cash + AFS / Assets	32.2 %	32.0 %
Loans / Deposits	65.3 %	65.0 %
Loans / Customer Deposits	73.9 %	77.5 %
Investments / Assets	34.8 %	34.7 %
Total Borrowings / Assets	3.7 %	2.3 %

- Actively took steps in increase the availability of FHLB and Fed Funds
- No discount window or material short term FHLB borrowings at quarter end
- Shifted funding out of overnight borrowings and into brokered CDs, which increases both liquidity & funding durability/duration
- Utilizing brokered CD market allows us to keep other immediate funding lines available, while also better matching cashflows
- Principal cash flow from portfolio is ~$240 million in Q2 & ~1.3 billion for next 12 months
- Total unencumbered AFS investment balance as of 3/31 is $3.83 billion to allow for flexibility in balance sheet management

1. Brokered availability based on internal limit

23

HTLF
Strength. Insight. Growth.

Investment Portfolio

3/31 Portfolio Detail ($000)		
Sector	Amortized Cost Basis	Unrealized G/L
US Treasury	$ 32,391	$ (459)
US Agency	49,062	(5,478)
Municipal	1,023,650	(135,728)
MBS - Agency	2,002,260	(244,791)
MBS - Non-Agency	2,260,462	(142,580)
CMBS - Agency	99,914	(13,892)
CMBS - Non-Agency	675,425	(17,551)
ABS (67% SBA secured)	448,001	(12,478)
Corporate Bonds	59,202	(1,357)
Equities w/ determinable value	20,604	—
Other securities	72,364	—
Total AFS Investments	***$ 6,743,336***	***$ (574,315)***
Municipal	832,098	(16,426)
Total HTM Investments	***$ 832,098***	***$ (16,426)***
Total	**$ 7,575,434**	**$ (590,740)**

- Principal cash flow from portfolio of ~$1.3 billion over the next 12 months
- Non-Agency CMBS portfolio detail
  - Portfolio is floating rate, 1-2 year lives, avg 63% LTV, & combined 67% credit enhancement
  - Office CRE = $12.2 million, 0.16% of total portfolio
- Unrealized gain/loss of the AFS portfolio improved $67 million (10%) during the quarter
- 2Q23 entered into new $1.3 billion of swaps designed to hedge unrealized losses against rising mid to long term rates
- Doubled securities pledged to Fed/FHLB to ~ $3B
- HTM securities are 11.9% of total securities vs peer banks of 25%+

Investment Portfolio	1Q 2022	2Q 2022	3Q 2022	4Q 2022		1Q 2023
Average Book Value ($ in millions)	$7,609	$7,335	$7,695	$7,013		$7,020
Book Yield	2.16%	2.46%	1.94%	3.45%		3.67%
Modified Duration	5.54	5.83	6.09	6.19		6.19
$ Investments Pledged (EoQ)	$1,218	$1,224	$1,266	$1,487	+ $1.5B	$2,964
% HTM / Total Investments (EoQ)	1.1%	1.1%	11.9%	11.8%		11.9%

24

Loan Composition by Product Type Loans by Bank Division Loan Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 21% RESI 7% AG 7% CONS 4% CONST 10% Yield on Loans: 5.56%1 TX 14% CO 15% NM 8% IA 9% IL 9% AZ 12% WI 9% KS/MO 5% CA 8% MN 7% MT 4% 31% 33% 33% 35% 33% 44% 42% 36% 46% 39% C&I Loans Ag 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 $10,177 $10,678 $10,924 $11,428 $11,495 $10,103 $10,655 $10,910 $11,417 $11,487 HTM Loans ex PPP PPP 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 251. Based on average loans QTD as of March 31, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.02% Diversified Loan Portfolio Across both Product and Footprint

Highlights Hospitality 18% Logistics/ Distribution 10% Medical 14% Multifamily 11% Office 17% Retail 16% Industrial Flex/ Other 7% Other 7% CO 22% NM 14% TX 11% AZ 6% KS/MO 7% IA 6% IL 8% CA 9% WI 4% MN 10% MT 3% ▪ Diversified across Property and Geography ▪ 0.46% nonaccrual ▪ CRE-NOO loan portfolio of 21% of total HTM loans vs peer banks of 23%+ CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,162 $2,322 $2,220 $2,331 $2,421 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 26 CRE Non Owner Occupied Portfolio 21% of total loans 1. LTV is only calculated on commercial loans greater than $1 million Total Portfolio Top 20 Loans $1.6M avg loan balance $24.4M avg loan balance 61% Avg LTV of portfolio1 63% Avg LTV of portfolio1 1.57 debt service coverage 1.70 debt service coverage

▪ Diversified across Geography ▪ 3.7% of portfolio by balance / 2.8% of portfolio by exposure ▪ Granular portfolio - $1.3 million average loan size ▪ 58% Average LTV of portfolio1 ▪ 1.44 debt service coverage ratio ▪ 0% nonaccrual ▪ Mostly non-central business district ▪ For a review of CBMS Non-Agency Office exposure within our Investment holdings, please refer back to slide 9 CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $341 $367 $352 $380 $425 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 27 CRE Non Owner Occupied - Office 4% of total loans Highlights 1. LTV is only calculated on commercial loans greater than $1 million CO 28% NM 8% TX 8% AZ 4% KS/MO 10% IA 7% IL 4% CA 8% WI 1% MN 20%MT 2%

28 Construction Portfolio 10% of total loans CO 23% NM 9% TX 18% AZ 13% KS/MO 5% IA 5% IL 6% CA 10% WI 5% MN 2% MT 4% Multifamily 27% Logistics/ Distribution 19% Land 14% 1-4 Family 13% Industrial Flex/ Other 9% Office 6% Medical 5% Other 7% ▪ Diversified across Property Type and Geography ▪ 0.21% nonaccrual / 1.0% Non Pass ▪ Construction loan portfolio of 10% of total HTM loans vs peer banks of 12%+ Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $0.8 $0.8 $1.0 $1.1 $1.1 $0.8 $0.9 $0.9 $0.9 $1.0 Balance Unfunded 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Highlights 1. LTV is only calculated on commercial loans greater than $1 million Total Portfolio Top 20 Loans $808K avg loan balance $9.4M avg loan balance $1.4M avg loan exposure $31.4M avg loan exposure 63% Avg LTV of portfolio1 54% Avg LTV of portfolio1 1.58 debt service coverage 1.19 debt service coverage

Manufacturing 16% Wholesale Trade 11% Construction 11% Real Estate 10% Health Care 7% Educational Services 7% Finance 6% Retail Trade 6% Accomodation/Food Service 4% All Other 22% ▪ Diversified across Industry and Geography • No Industry > 16% • No Geographic market > 14% ▪ Granular portfolio - $552 thousand average loan size ▪ 0.68% non accrual C&I Loans ($M) Geographic Diversification (by Bank Division) Highlights CO 11% NM 10% TX 12% AZ 14% KS/MO 7% IA 11% IL 8% CA 11% WI 7% MN 6% MT 3% $2,815 $3,060 $3,279 $3,464 $3,498 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 29 Industry Type C&I Portfolio 31% of total loans

CO 18% NM 12% TX 10% AZ 12% KS/MO 7% IA 6% IL 8% CA 9% WI 10% MN 5% MT 3% Real Estate 17% Retail Trade 14% Manufacturing 12% Health Care 9% Other Services 9% Construction 7% Wholesale Trade 6% Accomodation/Food Service 5% Arts & Entertainment 5% All Other 16% ▪ Diversified across Property and Geography ▪ Granular portfolio - $903 thousand average loan size ▪ 0.35% non accrual CRE-OO Loans ($M) Geographic Diversification (by Bank Division) Highlights Property Type - Diversified by Industry $2,266 $2,283 $2,286 $2,265 $2,313 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 30 CRE Owner Occupied Portfolio 20% of total loans

TX 25% WI 15% IA 11% NM 11% MT 8% KS/MO 7% CA 18% Other HTLF Markets 5% ▪ Diversified across Commodity and Geography ▪ Granular portfolio - $336 thousand average loan size ▪ 0.88% non accrual ▪ Crop ins. is required on exposures >$500,000 Highlights Geographic Diversification (by Bank Division) Beef Production 24% Corn and Soybeans 24% Dairy Cattle and Milk Production 9% Cotton Farming 13% Wheat Farming 4% Hog and Pig Farming 1% Other Farming 25% $766 $837 $781 $921 $810 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 31 Agriculture Portfolio 7% of total loans Agriculture Loans ($M) Commodity Type

3.69% 3.33% 3.37% 3.40% 3.57% 3.24% 3.33% 3.38% 0.12% 0.09% 0.04% 0.02% 2020 2021 2022 2023 YTD 3.12% 3.22% 3.45% 3.65% 3.40% 3.07% 3.15% 3.42% 3.62% 3.39% 0.05% 0.07% 0.03% 0.03% 0.02% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 n Core Business n Purchase Accounting 321. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures Net Interest Margin Breakdown Quarterly - NIM1Annualized - NIM1

1.16 1.15 1.12 1.14 1.13 1.16 1.62 1.29 0.99 1.31 1.11 0.99 0.95 0.97 0.96 0.98 0.17 0.16 0.15 0.16 0.17 0.17 0.17 0.18 0.15 Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 1/1/2020 4Q 2020 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 $20,196 $890 $21,086 Balance: December 31, 2022 Provision for credit losses Balance: March 31, 2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $2,184 $(2,151) $3,191 $112,707 Balance: December 31, 2022 Provision for credit losses Charge-offs Recoveries Balance: March 31, 2023 33 Allowance for Credit Related Losses CECL Adoption

$22,881 $7,362 $4,766 $11,684 Delinquencies % Delinquencies / Total Loans 2020 2021 2022 1Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs/(Recoveries) Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $65,702 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 1Q 2023 $88,106 $69,919 $58,504 $58,240 0.88% 0.70% 0.51% 0.51% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 1Q 2023 $28,918 $3,812 $11,241 -$1,040 0.32% 0.04% 0.11% (0.04)% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 34 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets 0.07% 0.04% 0.23% 0.10%

11.85 12.39 11.81 12.02 10.92 11.53 11.07 11.28 7.50 CET1 Ratio Tier 1 Capital Ratio CET1 ex AOCI 2020 2021 2022 1Q 2023 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.72 7.39 7.87 8.37 8.61 TCE/TA Adjusted TCE/TA 2020 2021 2022 1Q 2023 9.02 8.57 9.13 9.25 5.00 2020 2021 2022 1Q 2023 14.71 15.90 14.76 14.98 11.20 Total RBC Ratio (%) RBC ex AOCI 2020 2021 2022 1Q 2023 CET1 Tier 1 35 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 6.50 8.00 10.00 5.00

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 0.93 1.19 1.08 1.06 2020 2021 2022 1Q 2023 $322.4 $316.7 $349.4 $371.2 2020 2021 2022 1Q 2023 241.1 257.7 283.1 71.2 2020 2021 2022 2023 YTD 36 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Current year Revenue / FTE has been annualized 12.28 15.59 18.56 20.05 2020 2021 2022 1Q 2023 Profitability Summary Improving Revenue & Return Metrics 3

2.51% 2.33% 2.26% 2.24% 2.34% 2.22% 2.16% 2.14% $14.8 $20.1 Core Expenses Non-Core Expenses Average Assets ($B) 2020 2021 2022 1Q 2023 56.65% 59.48% 57.74% 57.16% 2020 2021 2022 1Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Leveraging Core Costs and Growth 37 Operating Efficiency Improving by Leveraging Core Costs and Growth 1,2

Commercial Revenue 46% Consumer Revenue 37% Loan Sales & Servicing 8% Other 9% 38 Non Interest Income Diversified Revenue Mix $33.5 $41.3 $57.1 $14.4 $13.5 $14.6 $15.9 $5.7 $7.0 $6.2 $13.2 $18.4 $23.5 $11.5 Service Charges Retirement Plan Services Card Solutions Capital Markets 2020 2021 2022 2023 YTD Commercial Revenues ($M) Consumer Revenues ($M) $38.6 $47.9 $48.1 $11.5 $14.1 $18.0 $20.9 $6.6 $8.9 $7.9 $17.9 $21.0 $19.3 Service Charges Debit Interchange Private Client 2020 2021 2022 2023 YTD Note: Non Interest Income excludes security gains/losses 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 Breakdown 17% of Total Revenues

39 Integrity Community Accountability Excellence Always do the right thing - be honest and open Engage your community and your team - support one another and unlock the potential around you Own the opportunity and the outcome - keep your promises, follow through and follow up Exceed expectations - every customer, every time We See Growth Everywhere MISSION STATEMENT: Enriching lives one customer, employee and community at a time VISION STATEMENT: We will be a top-performing and admired banking organization, actively contributing to the vitality of the communities where we live and work and delivering financial expertise and excellent experiences. VALUES AND GUIDING PRINCIPLES:

40 2022 Highlights 25% Board diversification continually evolving and targeting diverse candidates $808 thousand in charitable contributions gifted to local organizations $1.5 billion in Small Business & Micro loans carrying balance Planted ~2,000 trees, one per FTE facilitated by the 'One Tree Planted' organization Together, We Make a Difference ESG Highlights 12,000+ in employee volunteer hours contributed Financing the development of low income housing Investing in solar energy

41 Contact Information

42 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Adjusted efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This adjusted efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive loss/income, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength excluding the variability of accumulated other comprehensive income (loss). Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 43 Non-GAAP Financial Measures

Non-GAAP Reconciliations

HTLF Strength. Insight. Growth.

(Dollars in thousands except per share data)

	Full Yr 2022	Full Yr 2021	Full Yr 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)			
Common stockholders' equity (GAAP)	$ 1,624,350	$ 2,071,473	$ 1,968,526
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Tangible common stockholders' equity (non-GAAP)	**$ 1,023,191**	**$ 1,462,480**	**$ 1,350,138**
Common shares outstanding, net of treasury stock	42,467,394	42,275,264	42,093,862
Common stockholders' equity (book value) per share (GAAP)	$ 38.25	$ 49.00	$ 46.77
Tangible book value per common share (non-GAAP)	$ 24.09	$ 34.59	$ 32.07
Reconciliation of Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Total assets (GAAP)	$ 20,244,228	$ 19,274,549	$ 17,908,339
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Total tangible assets (non-GAAP)	**$ 19,643,069**	**$ 18,665,556**	**$ 17,289,951**
Tangible common equity ratio (non-GAAP)	5.21 %	7.84 %	7.81 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Accumulated other comprehensive loss (income)	620,006	5,752	(72,719)
Adjusted tangible common equity (non-GAAP)	$ 1,643,197	$ 1,468,232	$ 1,277,419
Total tangible assets (non-GAAP)	$ 19,643,069	$ 18,665,556	$ 17,289,951
Adjusted tangible common equity (non-GAAP)	8.37 %	7.87 %	7.39 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)			
Net Interest Income (GAAP)	$ 598,236	$ 560,560	$ 491,729
Plus tax-equivalent adjustment(2)	8,399	7,212	5,466
Net interest income, tax-equivalent (non-GAAP)	**$ 606,635**	**$ 567,772**	**$ 497,195**
Average earning assets	$ 18,021,134	$ 17,025,088	$ 13,481,613
Annualized net interest margin (GAAP)	3.32 %	3.29 %	3.65 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.37 %	3.33 %	3.69 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.04 %	0.09 %	0.12 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

44

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	Full Yr 2022	Full Yr 2021	Full Yr 2020	Full Yr 2017
Reconciliation of Adjusted Efficiency Ratio (non-GAAP)				
Net interest income (GAAP)	$ 598,236	$ 560,560	$ 491,729	$ 330,308
Tax-equivalent adjustment[(1)]	8,399	7,212	5,466	15,139
Fully tax-equivalent net interest income	606,635	567,772	497,195	345,447
Noninterest income (GAAP)	128,264	128,935	120,291	102,022
Securities gains, net	425	(5,910)	(7,793)	(6,973)
Unrealized (gain) loss on equity securities, net	622	(58)	(640)	—
Gain on extinguishment of debt	—	—	—	(1,280)
Valuation adjustment on servicing rights	(1,658)	(1,088)	1,778	—
Adjusted income (non-GAAP)	**$ 734,288**	**$ 689,651**	**$ 610,831**	**$ 439,216**
Total noninterest expenses (GAAP)	$ 443,377	$ 431,812	$ 370,963	$ 297,675
Less:				
Core deposit and customer relationship intangibles amortization	7,834	9,395	10,670	6,077
Partnership investment in tax credit projects	5,040	6,303	3,801	1,860
(Gain) loss on sales/valuations of assets, net	(1,047)	588	5,101	2,475
Acquisition, integration and restructuring costs	7,586	5,331	5,381	—
Core expenses (non-GAAP)	**$ 423,964**	**$ 410,195**	**$ 346,010**	**$ 287,263**
Efficiency ratio (GAAP)	61.03 %	62.63 %	60.61 %	68.85%
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	57.74 %	59.48 %	56.65 %	65.40%

	Full Yr 2022	Full Yr 2021	Full Yr 2020
Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)			
Total noninterest expenses (GAAP)	$ 443,377	$ 431,812	$ 370,963
Core expenses (non-GAAP)	423,964	410,195	346,010
Average assets	$ 19,621,839	$ 18,508,273	$ 14,782,605
Total noninterest expenses to average assets (GAAP)	2.26 %	2.33 %	2.51 %
Core expenses to average assets (non-GAAP)	2.16 %	2.22 %	2.34 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

45

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 46

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,718,700	$ 1,624,350	$ 1,545,253	$ 1,663,363	$ 1,821,152
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	23,366	25,154	26,995	28,851	30,934
Tangible common stockholders' equity (non-GAAP)	**$ 1,119,329**	**$ 1,023,191**	**$ 942,253**	**$ 1,058,507**	**$ 1,214,213**
Common shares outstanding, net of treasury stock	42,558,726	42,467,394	42,444,106	42,439,439	42,369,908
Common stockholders' equity (book value) per share (GAAP)	$ 40.38	$ 38.25	$ 36.41	$ 39.19	$ 42.98
Tangible book value per common share (non-GAAP)	$ 26.30	$ 24.09	$ 22.20	$ 24.94	$ 28.66
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507	$ 1,214,213
Total assets (GAAP)	$ 20,182,544	$ 20,244,228	$ 19,682,950	$ 19,658,399	$ 19,230,879
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	23,366	25,154	26,995	28,851	30,934
Total tangible assets (non-GAAP)	**$ 19,583,173**	**$ 19,643,069**	**$ 19,079,950**	**$ 19,053,543**	**$ 18,623,940**
Tangible common equity ratio (non-GAAP)	5.72 %	5.21 %	4.94 %	5.56 %	6.52 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507	$ 1,214,213
Accumulated other comprehensive loss	566,919	620,006	650,636	486,918	286,921
Adjusted tangible common equity (non-GAAP)	$ 1,686,248	$ 1,643,197	$ 1,592,889	$ 1,545,425	$ 1,501,134
Total tangible assets (non-GAAP)	$ 19,583,173	$ 19,643,069	$ 19,079,950	$ 19,053,543	$ 18,623,940
Adjusted tangible common equity ratio (non-GAAP)	8.61 %	8.37 %	8.35 %	8.11 %	8.06 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 152,212	$ 165,220	$ 155,876	$ 142,461	$ 134,679
Plus tax-equivalent adjustment(1)	2,209	2,152	2,151	1,977	2,119
Net interest income, fully tax-equivalent (non-GAAP)	**$ 154,421**	**$ 167,372**	**$ 158,027**	**$ 144,438**	**$ 136,798**
Average earning assets	$18,392,649	$18,175,838	$18,157,795	$17,987,734	$17,757,067
Annualized net interest margin (GAAP)	3.36 %	3.61 %	3.41 %	3.18 %	3.08 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.40 %	3.65 %	3.45 %	3.22 %	3.12 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.02 %	0.03 %	0.03 %	0.07 %	0.05 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

47

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Reconciliation of Adjusted Efficiency Ratio (non-GAAP)					
Net interest income (GAAP)	$ 152,212	$ 165,220	$ 155,876	$ 142,461	$ 134,679
Tax-equivalent adjustment[1]	2,209	2,152	2,151	1,977	2,119
Fully tax-equivalent net interest income	154,421	167,372	158,027	144,438	136,798
Noninterest income (GAAP)	29,999	29,975	29,181	34,539	34,569
Securities (gains)/losses, net	1,104	153	1,055	2,089	(2,872)
Unrealized (gain) loss on equity securities, net	(193)	7	211	121	283
Valuation adjustment on servicing rights	—	—	—	—	(1,658)
Adjusted revenue (non-GAAP)	**$ 185,331**	**$ 197,507**	**$ 188,474**	**$ 181,187**	**$ 167,120**
Total noninterest expenses (GAAP)	$ 111,043	$ 117,218	$ 108,883	$ 106,479	$ 110,797
Less:					
Core deposit and customer relationship intangibles amortization	1,788	1,841	1,856	2,083	2,054
Partnership investment in tax credit projects	538	3,247	979	737	77
(Gain) loss on sales/valuation of assets, net	1,115	2,388	(251)	(3,230)	46
Acquisition, integration and restructuring costs	1,673	2,442	2,156	2,412	576
Core expenses (non-GAAP)	**$ 105,929**	**$ 107,300**	**$ 104,143**	**$ 104,477**	**$ 108,044**
Efficiency ratio (GAAP)	60.94 %	60.05 %	58.84 %	60.16 %	65.46 %
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	57.16 %	54.33 %	55.26 %	57.66 %	64.65 %
Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)					
Total noninterest expenses (GAAP)	$ 111,043	$ 117,218	$ 108,883	$ 106,479	$ 110,797
Core expenses (non-GAAP)	105,929	107,300	104,143	104,477	108,044
Average assets	$ 20,118,005	$ 19,913,849	$ 19,775,341	$ 19,559,091	$ 19,229,872
Total noninterest expenses to average assets (GAAP)	2.24 %	2.34 %	2.18 %	2.18 %	2.34 %
Core expenses to average assets (non-GAAP)	2.14 %	2.14 %	2.09 %	2.14 %	2.28 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

48

49 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 50,763 $ 58,642 $ 54,551 $ 49,861 $ 41,076 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,413 1,455 1,466 1,645 1,623 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 52,176 $ 60,097 $ 56,017 $ 51,506 $ 42,699 Average common stockholders' equity (GAAP) $ 1,655,860 $ 1,548,739 $ 1,674,306 $ 1,731,393 $ 2,003,424 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 24,238 26,046 27,902 29,845 31,931 Average tangible common stockholders' equity (non-GAAP) $ 1,055,617 $ 946,688 $ 1,070,399 $ 1,125,543 $ 1,395,488 Annualized return on average common equity (GAAP) 12.43% 15.02% 12.93% 11.55% 8.32 % Annualized return on average tangible common equity (non-GAAP) 20.05% 25.19% 20.76% 18.35% 12.41% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.